UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 2, 2026

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Engagement of New Independent Registered Public Accounting Firm.

As previously reported in the Shuttle Pharmaceuticals Holdings, Inc. (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company”, and the full Board, approved the dismissal of Forvis Mazars, LLP as the Company’s independent registered public accounting firm, effective following the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2026.

On November 2, 2026, the Company engaged Bush & Associates CPA LLC (“Bush & Associates”) as the Company’s new independent registered public accounting firm, upon the full execution of an engagement letter dated October 19, 2026. The engagement of Bush & Associates was approved by the Audit Committee in October 2026. Bush & Associates will audit the Company’s financial statements as of and for the fiscal year ending December 31, 2026, and will review the Company’s unaudited interim financial statements for the fiscal quarters ending March 31, 2027, June 30, 2027, and September 30, 2027.

During the fiscal years ended December 31, 2025 and December 31, 2024, and the subsequent interim period through November 2, 2026, neither the Company nor anyone acting on its behalf consulted with Bush & Associates regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Bush & Associates concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2026

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

By:	/s/ Christopher Cooper
Name:	Christopher Cooper
Title:	Co-Chief Executive Officer